SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  July 7, 2003

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)                                  Exhibits

99.1                           Press Release of First Regional Bancorp, dated July 7, 2003

Item 9.  Regulation FD Disclosure.

First Regional Bancorp issued a press release on July 7, 2003.  The press release announced its financial results for the quarter and six months ended June 30, 2003.  The press release is furnished as Exhibit 99.1 and is hereby incorporated by reference in its entirety.  In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 (“Regulation FD Disclosure”) rather than Item 12 (“Disclosure of Results of Operations and Financial Condition”).  First Regional does not intend for this Item 9 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

Exhibit Index

99.1                           Press Release of First Regional Bancorp, dated July 7, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2003

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Executive Vice President and Chief Operating Officer